UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2022

American Church Mortgage Company

(Exact name of registrant as specified in its charter)

Minnesota	000-25919	41-1793975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Yellow Circle Drive, Suite 102, Minnetonka, MN 55343

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (952) 945-9455

(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ACMC	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1. Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

(a) Asset Sale Agreement. On May 27, 2022, American Church Mortgage Company (“ACMC”) entered into an Asset Agreement dated as of May 27, 2022 (the “Asset Sale Agreement”) with OSK XII, LLC (“OSK”), a third party not affiliated with ACMC. (All capitalized terms used in this Current Report on Form 8-K and not expressly defined herein have the meanings ascribed to them in the Asset Sale Agreement.)

Pursuant to the terms of the Asset Sale Agreement, OSK has agreed to acquire from ACMC substantially all of the assets of ACMC, consisting of ACMC’s Assets and Bonds (the “Transaction”). As provided in the Asset Sale Agreement, OSK agreed to pay the purchase price of $26,100,000, plus interest due on ACMC’s Secured Investor Certificates (the “Purchase Price”), adjusted as follows: (i) less all payments received by ACMC on account of the Loans and the Bonds from March 31, 2022 through the day before the “Closing Date” (defined below), (ii) plus the aggregate amount of asset level expenses set forth on a schedule prepared by ACMC as part of ACMC’s confidential schedules delivered to OSK (the “Schedules”). The Asset Sale Agreement provides that at least two days before the Closing Date, OSK must deliver $21,976,500, plus interest from April 1, 2022 to the Closing Date, to an account at Herring Bank, which will be used to redeem ACMC’s Secured Investor Certificates. The Transaction, which is subject to the closing conditions described below, is expected to close on or before June 30, 2022 or on such other date to which ACMC and OSK agree in writing (the “Closing Date”).

The Asset Sale Agreement contains customary representations, warranties and covenants for a transaction of this type and nature. ACMC also makes representations and warranties to OSK regarding ACMC’s good title to the Assets and Bonds and the enforceability of the Notes and the Mortgages. OSK’s representations to ACMC in the Asset Sale Agreement include a representation that neither OSK nor any general partner, limited partner, shareholder or joint venturer in OSK is involved in any financial difficulties which would impair or prevent a closing pursuant to the Asset Sale Agreement on the Closing Date, and that OSK has and will have as of the Closing Date sufficient liquid assets, capital and net worth to meet its obligations under the Asset Sale Agreement and the other Sale Documents and to pay the Purchase Price without any financing or other contingencies. The Asset Sale Agreement provides that the covenants made by ACMC and OSK in the Asset Sale Agreement will not survive the closing of the Transaction, except that ACMC’s representations and warranties set forth in Section 6.2 of the Asset Sale Agreement regarding the Assets and the Bonds will be independently enforceable pursuant to the Agreement’s procedure for a 30-day period following the Closing Date, after which time no claim for breach of Section 6.2 may be made.

Under the Asset Sale Agreement, with respect to any Proceeding brought by someone other than a party to the Asset Sale Agreement against one or more of the Seller Indemnitees (including ACMC) and that in any way relates to the Assets, the Bonds, or REO acquired by OSK after the Closing Date, OSK has agreed to indemnify those Seller Indemnitees against all indemnifiable Losses arising out of that Proceeding.

The closing of the Transaction is dependent upon the satisfaction or waiver of a number of closing conditions set forth in the Asset Sale Agreement including, among other things, the performance by ACMC and OSK of the covenants as set forth in the Asset Sale Agreement; the truthfulness of the representations and warranties of ACMC and OSK set forth in the Asset Sale Agreement at and as of the Closing Date; the receipt of any necessary government approvals; and the approval of ACMC’s shareholders.

Under the Asset Sale Agreement, ACMC may not, and ACMC must not authorize or permit any of its affiliates to, directly or indirectly, encourage, solicit, initiate, facilitate or continue inquiries regarding an acquisition proposal. The Asset Sale Agreement also provides that ACMC must, within two Business Days, advise OSK of any acquisition proposal for ACMC or the Assets or the Bonds or any inquiry ACMC receives with respect to or which could reasonably be expected to result in such an acquisition proposal and the material terms and conditions of such request, including the identity of the person or entity making the request. The Asset Sale Agreement further provides that if ACMC receives an acquisition proposal that its board of directors concludes in good faith, after consultation with outside counsel, constitutes a Superior Proposal, ACMC may, if it determines in good faith, after consultation with outside counsel, take such action that is required to comply with its fiduciary duties to its shareholders under applicable law, engage in negotiations with such third party, supply such third party with information about ACMC, and/or terminate the Asset Sale Agreement. ACMC must provide prior written notice to OSK at least two days in advance of ACMC taking any such action with respect to any Superior Proposal.

The Asset Sale Agreement provides that it may be terminated (i) at any time before the Closing Date by either ACMC or OSK by providing written notice to the other party; (ii) at any time before the Closing Date by the mutual written consent of ACMC and OSK; or (iii) after December 31, 2022, by either ACMC or OSK by providing written notice to the other party if the closing of the Transaction has not occurred by December 31, 2022. The Asset Sale Agreement also provides that if the Asset Sale Agreement is terminated by either party before the Closing Date as provided in clause (i) of this paragraph, the terminating party must pay the Termination Fee of $100,000 within two Business Days of such termination to the non-terminating party.

Upon completion of the Transaction, and after the payment of ACMC’s creditors, ACMC intends to distribute a portion of the sale proceeds to its shareholders. The distribution amount will be determined by ACMC’s board of directors and will be subject to such factors as the amount of taxes and expenses payable by ACMC, the amount of ACMC’s operating expenses, and other contingencies and estimates. Additional monies may be distributed over time based on cash available and any release of known and unknown liabilities. Given the amount of cash needed for the aforementioned expenses and contingencies, total proceeds paid out to shareholders are expected to be significantly less than the gross purchase price.

In connection with the Transaction, on the Closing Date, ACMC plans to enter into a termination agreement (the “Termination Agreement”) which terminates the services of its advisor, Church Loan Advisors, Inc. After the Closing Date, ACMC also plans to enter into a plan of liquidation and dissolution (the “Plan”) which details the necessary actions to effect a liquidation and dissolution of ACMC.

The Asset Sale Agreement, the Transaction, and the Plan are subject to the approval of ACMC’s shareholders.

A copy of the Asset Sale Agreement is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Asset Sale Agreement is qualified in its entirety by reference to the full text of the Asset Sale Agreement.

The Asset Sale Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide ACMC’s investors and shareholders with information regarding its terms. Such exhibit is not intended to provide any other factual information about ACMC or OSK or any other individual, person or entity. The representations, warranties and covenants contained in the Asset Sale Agreement are subject to qualifications and limitations agreed to by the parties to the Asset Sale Agreement, including information contained in the confidential Schedules exchanged between the parties; were made only for the purposes of the Asset Sale Agreement and as of specified dates; and were solely for the benefit of the parties to the Asset Sale Agreement. Certain of the representations and warranties in the Asset Sale Agreement have been made for the purposes of allocating contractual risk between the parties to the Asset Sale Agreement instead of establishing these matters as facts and may be subject to a contractual standard of materiality different from what might be viewed as material to investors. ACMC’s investors and shareholders are not third party beneficiaries under the Asset Sale Agreement. Moreover, information concerning the subject matter of the representations and warranties in the Asset Sale Agreement may change after the date of the Asset Sale Agreement or the Closing Date, which subsequent information may or may not be fully reflected in ACMC’s public disclosures. Accordingly, ACMC’s investors and shareholders should not rely on the representations and warranties in the Asset Sale Agreement as characterizations of the actual state of facts or condition of ACMC, OSK or any of their respective subsidiaries or affiliates.

Additional Information Regarding the Transaction

ACMC will file with the Securities and Exchange Commission (the “SEC”) a proxy statement containing information about the Asset Sale Agreement and the Transaction. ACMC’S SHAREHOLDERS AND INVESTORS ARE ADVISED TO READ ACMC’S PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS THAT ACMC FILES WITH THE SEC BECAUSE THE PROXY STATEMENT AND THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT ACMC, OSK, THE ASSET SALE AGREEMENT, THE TRANSACTION, AND RELATED TRANSACTIONS.

ACMC’s shareholders and investors may obtain copies of the proxy statement and other documents that ACMC files with the SEC, when they are available, free of charge at the SEC’s website at www.sec.gov. ACMC’s definitive proxy statement and other relevant documents may also be obtained (when available) free of charge by writing to: Corporate Secretary, American Church Mortgage Company, 10400 Yellow Circle Drive, Suite 102, Minnetonka, Minnesota 55343.

Participants in Solicitation of Proxies

ACMC and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the Transactions and the Asset Sale Agreement. Information regarding ACMC’s directors and executive officers is contained in the ACMC’s Annual Report on Form 10-K for the year ended December 31, 2021 and its revised proxy statement dated May 19, 2022, which are filed with the SEC. As of May 27, 2022, ACMC’s directors and executive officers together owned 85,306 shares of ACMC’s outstanding common stock, or 5.08% of ACMC’s outstanding common stock. Additional information concerning the interests of ACMC’s participants in the solicitation will be set forth in the proxy statement relating to the Asset Sale Agreement and the Transaction when it becomes available free of charge as indicated above.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (“forward-looking statements”) within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, regarding the Transaction; the Asset Sale Agreement; the transactions contemplated by the Asset Sale Agreement; the Termination Agreement; the Plan; the preparation and mailing of the proxy statement; the approval of matters to be presented to shareholders at a special meeting of ADMC’s shareholders that will be held to approve the Asset Sale Agreement, the Transaction, and the Plan (the “Special Meeting”); the timing of the Special Meeting; the assets and liabilities of ACMC; the net proceeds anticipated to be available for distribution to ACMC’s shareholders; and the distribution of funds to shareholders, all of which are based on information currently available to ACMC’s management as well as management’s assumptions and beliefs. For this purpose, any statements contained in this Current Report on Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. When used in this Current Report on Form 8-K and in documents incorporated herein by reference, forward-looking statements include, without limitation, statements regarding our expectations, beliefs, or intentions that are signified by terminology such as “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon, and similar expressions. Such forward-looking statements reflect ACMC’s current views with respect to future events based on what ACMC believes are reasonable assumptions; however, such statements are subject to certain risks and uncertainties. Risks include, but are not limited to: the inability of ACMC to obtain all required consents and approvals, including shareholder approval of the Asset Sale Agreement, the Transaction, and the Plan; the conditions to the closing of the Transaction may not be satisfied; tax or other applicable laws may change; the Transaction may involve unexpected costs, liabilities, and/or delays; the outcome of any legal proceedings related to the Transaction or otherwise; the occurrence of any event, change, or other circumstance that could give rise to the termination of the Asset Sale Agreement; risks that the Transaction disrupts current plans and operations; other risks to closing the Transaction, including the risk that the Transaction will not be closed within the expected time frame or at all; and the risks associated with the church mortgage industry in general. The risks, uncertainties, material assumptions, and other factors that could affect actual results are discussed in more detail in ACMC’s Annual Reports on Form 10-K and other documents available at the SEC’s website at http://www.sec.gov and are available by writing to: Corporate Secretary, American Church Mortgage Company, 10400 Yellow Circle Drive, Suite 102, Minnetonka, Minnesota 55343. ACMC’s shareholders and investors are urged to consider these risks, uncertainties, and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those in the forward-looking statements. ACMC disclaims any intention or obligation to update or review any forward-looking statements or information, whether as a result of new information, future events, or otherwise. ACMC undertakes no obligation to comment on analyses, expectations, or statements made by third-parties in respect of ACMC or the Transaction.

Section 8 – Other Events

Item 8.01	Other Events

Due to the pending Transaction and the need to hold the Special Meeting to approve the Transaction, the Asset Sale Agreement, and the Plan, the annual meeting of ACMC’s shareholders scheduled for June 28, 2022 as addressed in ACMC’s revised proxy statement dated May 19, 2022 has been cancelled.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following document is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number Description

2.1	Asset Sale Agreement by and between American Church Mortgage Company and OSK XII, LLC dated May 27, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 27, 2022 AMERICAN CHURCH MORTGAGE COMPANY

By: /s/ Philip J. Myers

Philip J. Myers

Chief Executive Officer and President

(Principal Executive Officer)